CCRF Prime Portfolio
Institutional Class Shares
IllinoisPrimeSM Shares

CCRF Federal Portfolio
Institutional Class Shares

SNAP® Fund

Supplement to the Prospectuses and Statements of Additional Information
Dated October 31, 2007

The information below supplements and amends certain information contained in the Prospectuses and Statements of Additional Information of: CCRF Prime Portfolio, CCRF Federal Portfolio and SNAP® Fund (each, a “Fund,” and collectively, the “Funds”).

Reorganization of the Company

At a special meeting of shareholders held on September 22, 2008 (the “Special Meeting”), the shareholders of Commonwealth Cash Reserve Fund, Inc. (the “Company”) approved a proposal to convert the Company from a Virginia corporation to a Virginia business trust and to rename it “PFM Funds” (the “Conversion”). In conjunction with this change, SNAP® Fund will be renamed “Prime Series” and CCRF Federal Portfolio will be renamed “Government Series”. Shareholders also elected seven individuals to serve as trustees of PFM Funds.

Reorganization of CCRF Prime Portfolio

At the Special Meeting, shareholders of the CCRF Prime Portfolio (“CCRF Prime”) also approved an Agreement and Plan of Reorganization pursuant to which CCRF Prime will be combined into Prime Series (the “Reorganization”). Consummation of the Reorganization will result in shareholders of CCRF Prime becoming shareholders of Prime Series, which has substantially the same investment objectives and policies as CCRF Prime. In connection with the Reorganization, each shareholder of CCRF Prime will receive shares of Prime Series that will have an aggregate value equal to the value of CCRF Prime shares owned by the shareholder immediately prior to the Reorganization.

It is expected that, assuming satisfaction of certain conditions, the Conversion and Reorganization will be effected on September 29, 2008.

The date of this Supplement is September 22, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.